Tarpon Industries Names Joseph T. Lendo Chief Financial Officer

CPA with Experience as Owner, Operator and Chief Financial Officer

MARYSVILLE, Mich.--(BUSINESS WIRE)--Tarpon Industries, Inc. (OTC PK: TPOS), a manufacturer and distributor of engineered steel storage rack systems and structural and mechanical steel tubing, today announced the appointment of Joseph T. Lendo as chief financial officer.

"Joe Lendo is an excellent fit for the Tarpon Management Team. He has senior management experience in many disciplines of business. Joe's CPA certification and experience as a former small business owner makes him uniquely qualified to think outside of the box for solutions that continue improving the performance of Tarpon Industries," said James W. Bradshaw. Chairman and CEO of Tarpon. "In addition to a solid financial resume, he has managed operations, helped launch new products and overhauled systems and procedures to improve internal efficiencies as well as customer satisfaction. Tarpon will call on and benefit from all of his skills and abilities, as we move to broaden our market penetration in our growing SpaceRak(TM) business."

Lendo, age 51, brings a unique blend of operational experience and financial expertise to Tarpon Industries. He has functioned as both a chief operating officer and chief financial officer, with experience in large to mid size companies, and as a CPA within a Big- 4 accounting firm. From 1999 until July of this year, Mr. Lendo was president and owner of Elite Lawn Irrigation &
Maintenance in Rochester Hills Michigan, a firm with 55 employees, where he managed all phases of operations and finance.

From 1994 to 1999, Mr. Lendo was President, CEO and CFO of AIP Inc., an $11 million privately-held Tier 1 automotive supplier with 175 employees. He oversaw all operations, budgeting and financial reporting. Prior to being named CEO, he served as CFO and general manager for five years, responsible for developing sales/profit strategies and budgets. Lendo began his fifteen year career with AIP as controller in 1984.

Earlier Mr.Lendo was manager of international accounting and finance for Federal-Mogul Corporation of Southfield, Michigan, where he supervised financial aspects of 26 operations in sixteen countries. He began his career as a senior auditor with Ernst and Whinney, a predecessor of Ernst and Young.

"During my entire professional career, I have been excited by and never shied from challenges," Mr. Lendo noted. "This is a solid opportunity to harness all of my experience and make a real difference in a company with a solid and expandable product set as well as a growing market."

Tarpon Industries, Inc. manufactures and sells engineered steel storage rack systems and structural and mechanical steel tubing. The company's mission is to become a larger and more significant manufacturer and distributor of steel storage rack systems and related products. For more information, please visit Tarpon's website at www.tarponind.com

Forward-Looking Statements

Certain statements made by Tarpon in this presentation and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward-looking statements are made on the basis of management's assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales, our ability to successfully integrate acquisitions,

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changes in  worldwide  economic  and  political  conditions,  including  adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors, costs related to legal and administrative matters, our ability to realize cost savings expected, inefficiencies related to production that are greater than anticipated, changes in technology and technological risks, foreign currency fluctuations, increased fuel costs, increased steel costs as it relates to our selling price, work stoppages and strikes at our facilities and those of our customers, the presence of downturns in customer markets where the company's goods and services are sold, financial and business downturns of our customers or vendors, and other factors, uncertainties, challenges, and risks detailed in Tarpon's public filings with the Securities and Exchange Commission. Tarpon does not intend or undertake any obligation to update any forward-looking statements.